                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                            /s/ EDWARD F. SWIFT
                                          ----------------------
                                                Edward F. Swift
                                                    Director

                               POWER OF ATTORNEY
                               -----------------


       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                           /s/ ORVAL M. ADAM
                                      ------------------------------
                                               Orval M. Adam
                                                  Director

                               POWER OF ATTORNEY
                               -----------------


       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                       /s/ WILFORD D. GODBOLD, JR.
                                    --------------------------------
                                           Wilford D. Godbold, Jr.
                                              Director

                               POWER OF ATTORNEY
                               -----------------

       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                         /s/ MICHAEL A. MORPHY
                                      ----------------------------
                                             Michael A. Morphy
                                                 Director

                               POWER OF ATTORNEY
                               -----------------


       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                        /s/ ROBERT D. KREBS
                                   -----------------------------
                                            Robert D. Krebs
                                              Director

                               POWER OF ATTORNEY
                               -----------------


       WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

       WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

       WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

       NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1995; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February 1996.



                                         /s/ DENIS E. SPRINGER
                                     ----------------------------
                                             Denis E. Springer
                                                  Director